Exhibit 10.1

Execution Version

SEVENTH CONSENT, AGREEMENT AND OMNIBUS AMENDMENTS

THIS SEVENTH CONSENT, AGREEMENT AND OMNIBUS AMENDMENTS (this “Agreement”) is entered into on February 24, 2021, among Falcon Global USA LLC (“Borrower”), the other Loan Parties, SEACOR, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, “Agent”) for the Lenders and the Lenders party hereto. Capitalized terms used but not defined in this Agreement have the meaning given them in the Credit Agreement (defined below).

RECITALS

A. Borrower, the other Loan Parties, Agent, and the Lenders are party to that certain Credit Agreement, dated as of February 8, 2018 (as amended from time to time, the “Credit Agreement”).

B. SEACOR and the Agent are party to that certain Obligation Guaranty dated as of February 8, 2018 (as amended from time to time, the “Obligation Guaranty”).

C. Section 5.01(a) of the Credit Agreement requires that the Borrower furnish to the Agent and each Lender within one hundred and twenty (120) days after the end of each fiscal year of Borrower its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for each such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without, except for the fiscal year ended December 31, 2019, a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied (the “Audited Financial Statements”).

D. Borrower requests that the Lenders consent that the Audited Financial Statements for the fiscal year ended December 31, 2020 may include a “going concern” or like qualification, commentary or exception.

E. The Borrower and the Lenders have agreed to modify the repayment terms under the Credit Agreement to provide that the date upon which the obligation to commence principal payments thereunder be delayed by one calendar quarter, on the condition that the “Obligation Termination Date”, as such term is defined in the Obligation Guaranty, be extended by one calendar quarter, and SEACOR and the Agent have agreed to such modification of the Obligation Guaranty, all subject to conditions and in consideration for the agreements set forth herein.

F. Section 5.01(d) of the Credit Agreement, as modified by the Consent, Agreement and Omnibus Amendments dated February 7, 2020, and the Sixth Consent and Agreement, dated April 29, 2020, requires that the Borrower furnish to the Administrative Agent on or before December 31, 2020, Appraisals and survey reports based on complete physical inspections (a “Physical Appraisal”) regarding each of the SEACOR Gale, SEACOR Legacy, SEACOR Power, L B Caitlin, L/B Kayd, L/B Myrtle (the “Group A Vessels”) and L/B Jill.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Amendments. Upon the occurrence of the Effective Date:

(a) Each of the Borrower, the Loan Parties, the Lenders, the Agent, the Issuing Bank and the Security Trustee hereby agrees that the Credit Agreement shall be and hereby is amended pursuant to Section 9.02 of the Credit Agreement, without any further action by any parties, as follows:

(1) The definition of Applicable Rate provided in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the text “March 31, 2021” and inserting in its place the text “June 30, 2021”.

(2) Section 2.08(b) of the Credit Agreement is hereby amended by deleting therefrom the text “March” and inserting in its place the text “June”.

(b) Each of SEACOR, the Lenders, the Agent, the Issuing Bank and the Security Trustee hereby agrees that the Obligation Guaranty shall be and hereby is amended pursuant to Section 22.1 of the Obligation Guaranty, without any further action by any parties, as follows:

(1) Section 1 of the Obligation Guaranty is hereby amended by deleting therefrom the text “the third anniversary of the Effective Date” and inserting in its place the text “May 8, 2021”.

(2) Section 2 of the Obligation Guaranty is hereby amended by deleting therefrom the text “the third anniversary of the Effective Date” and inserting in its place the text “May 8, 2021”.

(c) SEACOR hereby consents to the amendment to the Credit Agreement contained herein.

2. Consent. The Lenders hereby consent that:

(a) the Audited Financial Statements for the fiscal year ended December 31, 2020 may include a “going concern” or like qualification, commentary or exception; and

(b) the deadline for Borrower to furnish to the Administrative Agent Physical Appraisals regarding the Group A Vessels is extended to, through and including, April 30, 2021. The deadline for Borrower to furnish to the Administrative Agent a Physical Appraisal regarding the L/B Jill is extended to, through and including, December 31, 2021.

3. Agreement and Acknowledgement. Borrower hereby agrees to furnish to the Administrative Agent a Physical Appraisal regarding each Group A Vessel as soon as practical following the date hereof, and in any event on or before April 30, 2021. Borrower acknowledges that Physical Appraisals are due with respect to the SEACOR Storm and the L B Paul on or before

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April 30, 2021. Borrower hereby agrees to furnish to the Administrative Agent a Physical Appraisal regarding the L/B Jill on or before December 31, 2021. Borrower agrees to reimburse the Administrative Agent, pursuant to Section 9.03 of the Credit Agreement, for all fees, costs and expenses of (a) Clarksons Platou Shipping Services USA LLC (“Clarksons”) in an amount not to exceed $105,000 and (b) AlixPartners, LLP (“AlixPartners”) in an amount not to exceed $150,000. With respect to any fees, costs and expenses of Clarksons and/or AlixPartners in excess of the amounts set forth in this paragraph, the Agent and the Borrower reserve any and all rights and defenses with respect to reimbursement, whether set forth in the Credit Agreement, applicable law or otherwise.

4. Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) on which (a) this Agreement shall have been executed by the Agent, the Borrower, each Loan Guarantor, each Lender and SEACOR, and (b) Agent shall have received payment from Borrower of all fees and expenses (including all fees, costs and expenses of Norton Rose Fulbright US LLP) incurred and not yet reimbursed pursuant to Section 9.03 of the Credit Agreement.

5. Representations and Warranties. Each Loan Party and SEACOR represents and warrants to Agent and Lenders that (a) no consent of any Person (other than Agent) is required for this Agreement to be effective, (b) as of the Effective Date, the representations and warranties made in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement as though made on the date of this Agreement, and (c) as of the Effective Date, after giving effect to the consent expressly provided herein, it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party. The representations and warranties made in this Agreement shall survive the execution, and delivery of this Agreement. No investigation by Agent or any Lender is required for Agent and Lenders to rely on the representations and warranties in this Agreement.

6. Scope of Waiver; Reaffirmations. Except as expressly provided herein, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall he deemed to be amended to conform to the terms of the Credit Agreement. Each Loan Party hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be the legal, valid, and binding obligations enforceable in accordance with their terms (as the same are expressly affected by this Agreement). The Loan Parties specifically reaffirm, confirm and acknowledge the respective guaranties, mortgages, pledges, assignments and security agreements and all other Loan Documents by each of them in favor of or with the Lenders or the Agent. To the extent any of such agreements confer security for the Secured Obligations, whether now existing or hereafter arising, such security is hereby reaffirmed, confirmed and acknowledged by each Loan Party, as applicable.

7. Waiver. TO INDUCE THE AGENT AND LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE BORROWER AND THE OTHER LOAN PARTIES (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THE EXECUTION OF THIS AGREEMENT, TO THEIR KNOWLEDGE, THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO

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THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH, EACH OF THEM:

(a) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS ARISING PRIOR TO THE DATE HEREOF AND ONLY FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY; AND

(b) RELEASES AND DISCHARGES THE AGENT AND LENDERS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHETHER IN LAW OR EQUITY ARISING PRIOR TO THE DATE HEREOF AND ONLY FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

AS USED IN THIS PROVISION, “KNOWLEDGE” MEANS ACTUAL KNOWLEDGE OR CONSTRUCTIVE KNOWLEDGE OF WHICH A REASONABLE PERSON SHOULD HAVE KNOWN BASED ON THE INFORMATION AVAILABLE TO THE BORROWER OR THE OTHER LOAN PARTIES AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT.

8. Miscellaneous.

(a) No Waiver of Defaults. Except as may be expressly provided for herein, this Agreement does not constitute (i) a waiver of, consent to or waiver of rights or remedies in respect of any provision of the Credit Agreement or any other Loan Document not expressly waived by this Agreement, or (ii) a waiver of Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form. Each agreement, document, instrument or other writing to be furnished Agent under any provision of this Agreement must be in form and substance satisfactory to Agent and its counsel.

(c) Headings. The headings and captions used in this Agreement are for convenience only and will not be deemed to limit, amplify or modify the terms of this Agreement, the Credit Agreement, or the other Loan Documents.

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(e) Multiple Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Agreement may be transmitted and signed by facsimile and portable document format

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(PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on each Loan Party, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(f) Governing Law. This Agreement and the other Loan Documents must be construed, and their performance enforced, under the laws of the State of New York.

(g) Entirety. THIS AGREEMENT IS A LOAN DOCUMENT. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG EACH LOAN PARTY, AGENT, AND LENDERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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This Agreement is executed as of the date first written above.

LOAN PARTIES:

FALCON GLOBAL USA LLC

By:	/s/ Jesús Llorca
Name: Jesús Llorca
Title: Vice President

FALCON GLOBAL OFFSHORE LLC

By:	/s/ Jesús Llorca
Name: Jesús Llorca
Title: Vice President

FALCON GLOBAL OFFSHORE II LLC

By:	/s/ Jesús Llorca
Name: Jesús Llorca
Title: Vice President

FALCON GLOBAL JILL LLC

By:	/s/ Jesús Llorca
Name: Jesús Llorca
Title: Vice President

FALCON GLOBAL ROBERT LLC

By:	/s/ Jesús Llorca
Name: Jesús Llorca
Title: Vice President

FALCON GLOBAL LLC

By:	/s/ Jesús Llorca
Name: Jesús Llorca
Title: Vice President

Seventh Consent, Agreement and Omnibus Amendments

SEACOR:

SEACOR MARINE HOLDINGS INC.

By:	/s/ Jesús Llorca
Name: Jesús Llorca
Title: Executive Vice President and Chief Financial Officer

Seventh Consent, Agreement and Omnibus Amendments

AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Security Trustee, and a Lender

By:	/s/ William H. Canney
Name: William H. Canney
Title: Authorized Officer

Seventh Consent, Agreement and Omnibus Amendments

LENDERS:

REGIONS BANK

By:	/s/ William Carroll
Name: William Carroll
Title: SVP

OCM ENGY HOLDINGS, LLC

By: Oaktree Fund GP, LLC
Its: Manager

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Brook Hinchman
Name: Brook Hinchman
Title: Authorized Signatory

By:	/s/ Jared Parker
Name: Jared Parker
Title: Authorized Signatory

Seventh Consent, Agreement and Omnibus Amendments

FIRST HORIZON BANK, a Tennessee banking corporation, successor by conversion to First Tennessee Bank National Association, a national banking association

By:	/s/ Jim Hennigan
Name: Jim Hennigan
Title: Senior Vice President

TRUSTMARK NATIONAL BANK

By:	/s/ J. Christopher Gladden
Name: J. Christopher Gladden
Title: SVP Senior Credit Officer Corporate

Seventh Consent, Agreement and Omnibus Amendments